EXHIBIT 99.3

                       NOTICE OF GUARANTEED DELIVERY

                           CoreComm Holdco, Inc.
                              for Exchange of
                 Shares of Common Stock of CoreComm Limited

         This Notice of Guaranteed Delivery relates to the offer (the "Exchange Offer") of CoreComm Holdco, Inc. ("Holdco") to exchange 1/116.7 shares of its common stock, par value $0.01 per share (the "Holdco Common Stock"), for each outstanding share of common stock, par value $0.01 per share (the "Limited Common Stock"), of CoreComm Limited ("Limited") (rounded up to the nearest whole share for each unaffiliated holder). You must use this Notice of Guaranteed Delivery, or one substantially equivalent to this form, to accept the Exchange Offer if you are a registered holder of shares of Limited Common Stock and wish to tender your shares of Limited Common Stock, but (1) the certificates representing such shares of Limited Common Stock are not immediately available, (2) time will not permit your certificates representing such shares of Limited Common Stock or other required documents to reach Continental Stock Transfer & Trust Company, the exchange agent (the "Exchange Agent"), before 12:00 midnight, New York City time, on March 8, 2002 (or any such later date and time to which the Exchange Offer may be extended)(the "Expiration Date") or
(3) the procedure for book-entry transfer cannot be completed before the Expiration Date. You may effect a tender of your shares of Limited Common Stock if (a) the tender is made through an Eligible Guarantor Institution (as defined under "Guarantee of Signatures" in the instructions to the Letter of Transmittal); (b) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, the certificate number(s) and number of shares of Limited Common Stock represented by the certificate(s) that you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery (these documents may be sent by overnight courier, registered or certified mail or facsimile transmission); (c) you guarantee that within three Nasdaq National Market trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered shares of Limited Common Stock, in proper form for transfer, or a book-entry confirmation (a "Book-Entry Confirmation") as described in the Prospectus under "The Exchange Offer -- Book-Entry Transfer," of transfer of the shares of Common Stock into the Exchange Agent's account at The Depository Trust Company (including the agent's message that forms a part of the Book- Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (d) the Exchange Agent receives the certificates for all physically tendered shares of Limited Common Stock, in proper form for transfer, or a Book-Entry Confirmation of transfer of the shares of Limited Common Stock into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an agent's message instead of the Letter of Transmittal, in each case, within three Nasdaq National Market trading days after the date of execution of this Notice of Guaranteed Delivery.

               The Exchange Agent For the Exchange Offers Is:
                 Continental Stock Transfer & Trust Company


By Regular or Certified Mail:                By Facsimile:                   By Overnight Courier or Hand:
                                (Eligible Guarantor Institutions Only)
      17 Battery Place                      (212) 616-7610                         17 Battery Place
  New York, New York 10004          Attn: Reorganization Department                   8th Floor
                                                                               New York, New York 10004
                                       To Confirm by Telephone:
                                            (212) 509-4000
                                             Extension 536

         DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE TO A NUMBER OTHER THAN
AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY

         This Notice is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Guarantor Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the applicable Letter of Transmittal.

Ladies and Gentlemen:

         Subject to the terms and conditions set forth in our preliminary prospectus dated February 8, 2002 (the "Prospectus") and the Letter of
Transmittal relating to the Limited Common Stock, receipt of which is hereby acknowledged, the undersigned hereby tenders to Holdco the principal amount at maturity of shares of Limited Common Stock set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

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

Total Number of Shares of Limited Common Stock             Name(s) of Record Holder(s)
Tendered:
                                                           ---------------------------------------------------------
----------------------------------------------

                                                           --------------------------------------------------------
                                                                                (Please Print)
Certificate Number(s) (if available):
                                                           Address(es):
                                                                        --------------------------------------------
-----------------------------------------------
                                                           ---------------------------------------------------------
                                                                                                          (Zip Code)
------------------------------------------------

                                                           Area Code and  Tel. No.(s):
------------------------------------------------                                      ------------------------------

/-/ Check if shares of Limited Common Stock will           Name(s) of Authorized Signatory:
    be tendered by book-entry transfer                                                     -------------------------

Name of Tendering Institution:                             ---------------------------------------------------------

                                                           Full Title:
------------------------------------------------                       ---------------------------------------------

                                                           Address(es) of Authorized Signatory:
Account No.(s):                                                                                 --------------------
                ----------------------------

Dated:                                   , 2002            ---------------------------------------------------------
       ----------------------------------

                                                           ---------------------------------------------------------
                                                                                                          (Zip Code)

                                                           Signature(s) of Registered Holder or Authorized Signatory:


                                                           ---------------------------------------------------------


                                                           ---------------------------------------------------------
                                                                                  (Sign Here)

--------------------------------------------------------------------------------------------------------------------


                                 GUARANTEE

                  (Not to be used for signature guarantee)

         The undersigned, an Eligible Guarantor Institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the shares of Limited Common Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such shares of Limited Common Stock into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," together with a properly completed and duly executed Letter of Transmittal or an agent's message, any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than 12:00 midnight., New York City time, on the third Nasdaq national Market trading day after the execution of this Notice of Guaranteed Delivery. Failure to do so may result in financial loss to such eligible guarantor institution.

----------------------------------------------------         ------------------------------------------------------
                  (Name of Firm)                                                (Authorized Signature)

----------------------------------------------------         ------------------------------------------------------
                      (Address)                                                         (Title)

                                                              Name:
-----------------------------------------------------               -----------------------------------------------
                (City, State and Zip Code)                                      (Please Type or Print)


Telephone Number:                                             Dated:                                         , 2002
                  --------------------------                         ---------------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF LIMITED COMMON STOCK WITH THIS FORM. CERTIFICATES FOR SHARES OF LIMITED COMMON STOCK SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.